Note 11 - Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
11.	Debt:

Alpha Bank Facility

On June 19, 2014, the Company entered into a credit facility with Alpha Bank of Greece for $20,125 (“the Alpha Bank facility”) for the financing of the vessel M/T Stenaweco Energy. On January 29, 2015, the Alpha Bank facility was fully repaid with the proceeds from the sale and leaseback of the M/T Stenaweco Energy and an amount of $208 of related deferred financing fees were written-off and included in Interest and finance costs in the statement of comprehensive income/(loss).

As at December 31, 2014, the outstanding balance of the Alpha Bank facility was $19,419, presented in the accompanying consolidated balance sheets as follows:

Current portion of long term debt	1,412
Non-current portion of long term debt	18,007
Total	19,419

As at December 31, 2014, the Company’s cash and cash equivalents that amounted to $164 were presented as restricted cash due to a minimum liquidity covenant contained in the Alpha Bank facility.

Atlantis Ventures Facility

On January 2, 2015, the Company entered into an unsecured credit facility with Atlantis Ventures Ltd (“the Atlantis Ventures facility”), a related party affiliated with the family of the Company’s President, Chief Executive Officer and Director, for $2,250 that was used to pay the penultimate shipyard installment for M/T Stenaweco Evolution. The Company had undertaken to repay the loan within 12 months of its receipt. The drawdown of the loan took place on January 5, 2015 and it was repaid on January 30, 2015. The loan bore interest at a rate of 8% per annum, with the first six months being interest-free.

ABN Amro Facility

On July 9, 2015, the Company entered into a credit facility with ABN Amro Bank of Holland for $42,000 (“the ABN Amro facility”) for the financing of the vessels M/T Eco Fleet and Hull No S419 ($21,000 per financed vessel). This facility was amended on September 28, 2015 and was increased to $44,400 ($22,200 per vessel), with all other terms remaining the same except for the margin which was increased by 0.15%. The credit facility is repayable in 4 consecutive quarterly installments of $500, 4 consecutive quarterly installments of $512.5, 4 consecutive quarterly installments of $525 and 12 consecutive quarterly installments of $387.5 for each of the financed vessels, commencing on October 13, 2015 for M/T Eco Fleet and on April 15, 2016 for Hull No S419 plus a balloon installment of $11,400 for each of the financed vessels, payable together with the last installment in July 2021 and in January 2022, respectively.

The Company drew down $21,000 under the ABN Amro facility on July 13, 2015 to finance the last shipyard installment of M/T Eco Fleet and another $1,200 on September 30, 2015.

The facility contains various covenants, including (i) an asset cover ratio of 130%, (ii) a ratio of total net debt to the aggregate market value of the Company’s fleet, current or future, of no more than 75% and (iii) minimum free liquidity of $750 per collateralized vessel. Additionally, the facility contains restrictions on the shipowning company incurring further indebtedness or guarantees. It also restricts the shipowning company from paying dividends if such a payment would result in an event of default or in a breach of covenants under the loan agreement.

The facility is secured as follows:

•	First priority mortgage over M/T Eco Fleet and Hull No S419;

•	Assignment of insurance and earnings of the mortgaged vessels;

•	Specific assignment of any time charters with duration of more than 12 months;

•	Corporate guarantee of Top Ships Inc.;

•	Pledge of the shares of the shipowning subsidiaries;

•	Pledge over the earnings account of the vessels.

As at December 31, 2015, the outstanding balance of the ABN Amro facility is $21,700, presented in the accompanying consolidated balance sheets as follows:

Current portion of long term debt	2,013
Long term debt	19,687
Total	21,700

The ABN Amro facility bears interest at LIBOR plus a margin of 3.90%. The applicable one-month LIBOR as of December 31, 2015 was 0.32%. As of December 31, 2015, the undrawn portion of the ABN Amro facility that relates to the financing of the last installment of vessel Hull No S419 is $22,200.

Family Trading Facility

On December 24, 2015 the Company entered into an unsecured revolving credit facility with Family Trading (“the Family Trading facility”), a related party affiliated with the family of the Company’s Chief Executive Officer, for up to $15,000 to be used to fund the Company’s newbuilding program and working capital relating to the Company’s operating vessels. This facility is repayable in cash no later than December 31, 2016, but the Company has the option to extend the facility’s repayment up to December 31, 2017. This facility bears a fixed interest of 9%. The Company drew down $1,850 and $2,000 under the Family Trading facility on December 24, 2015 and December 31, 2015, respectively. The balance of the Family Trading facility as of December 31, 2015 is $3,850. Related party interest expense for the year ended December 31, 2015 incurred in connection with this credit facility, amounted to $4 and is included in interest and finance costs in the accompanying consolidated statements of comprehensive income/(loss) (see Note 17). As of December 31, 2015, the undrawn portion of the Family Trading Facility is $11,150.

Scheduled Principal Repayments: The Company’s annual principal payments required to be made after December 31, 2015 on its loan obligations, are as follows (assuming that the Company will not draw any additional funds under the Family Trading facility and that the Company will not extend the repayment of the facility for another year):

Years
December 31, 2016	5,863
December 31, 2017	2,063
December 31, 2018	1,963
December 31, 2019	1,550
December 31, 2020	1,550
December 31, 2021 and thereafter	12,561
Total	25,550

Financing Costs: The additions in deferred financing costs amounted to $224 and $1,579 during the years ended December 31, 2014 and 2015 respectively. For 2014, the respective amount relates to non-recurring arrangement fees of $151, non-recurring financing fees of $40 paid to CSM as per the provisions of the New Letter Agreement between the latter and the Company (see Note 6) and $33 of legal expenses relating to the Alpha Bank facility. For 2015, the respective amount relates to non-recurring arrangement fees of $1,148, non-recurring financing fees of $44, non-recurring commitment fees of $328 and $59 of legal expenses relating to the ABN Amro, Family Trading and Atlantis Ventures facilities.